Exhibit 32
                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AEI Real Estate Fund 86-A Limited Partnership (the "Partnership") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert P. Johnson, President of AEI Fund Management 86-A, Inc., the Managing General Partner of the Partnership, and Patrick W. Keene, Chief Financial Officer of AEI Fund Management 86-A, Inc., each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                              /s/ Robert P Johnson
                                  Robert P. Johnson, President
                                  AEI Fund Management 86-A, Inc.
                                  Managing General Partner
                                  March 19, 2004



                              /s/ Patrick W Keene
                                  Patrick W.Keene, Chief Financial Officer
                                  AEI Fund Management 86-A, Inc.
                                  Managing General Partner
                                  March 19, 2004